UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

ASSEMBLY BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35005	20-8729264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11711 N. Meridian Street, Suite 310 Carmel, Indiana 46032
(Address of principal executive offices, including zip code)

(317) 975-2694

(Registrant’s telephone number, including area code)

101 Sixth Avenue, Ninth Floor

New York, NY 10013

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On September 1, 2016, Assembly Biosciences, Inc. (the “Company”) moved its corporate headquarters to 11711 N. Meridian Street, Suite 310, Carmel, Indiana 46032. The Company’s telephone number is 317-975-2694. The Company expects to continue maintaining an administrative office at 101 Sixth Avenue, Ninth Floor, New York, New York 10013 for a period of time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2016	Assembly Biosciences, Inc.

	By:	/s/ Derek Small
Derek Small
President and Chief Executive Officer